OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2018
Other Non-current Assets
Schedule of Other non-current assets
Other non-current assets consist of the following:

	As of December 31,
	2017	2018

Investment in film and TV series (i)	$1,407	$1,407
Leasehold improvement fees (ii)	798	-
Less: Impairment on the investment in films and TV series	-	(1,407)
Total other non-current assets, net	$2,205	$-

(i)
The Group enters into agreements with other investors to invest together on certain films and TV series, which are produced by other third parties, and shares profit of the invested films and TV series based on its percentage of the total investment for films or TV series. The investment has been provided full impairment of
$1,407
for the year ended December 31, 2018 as the investment is not expected to be recoverable.

(ii)	The balance of leasehold improvement fee was $798 as of December 31, 2017, which has been amortized into expense for the year ended December 31, 2018.